                                      LEASE


                                     BETWEEN

                               RHI HOLDINGS, INC.,
                             A DELAWARE CORPORATION
                                   AS LANDLORD

                                     - AND -

                         BANNER AEROSPACE SERVICES, INC.
                                    AS TENANT

                                TABLE OF CONTENTS
ARTICLE 1:        DEMISED PREMISES, COMMON AREAS AND USE OF DEMISED PREMISES
         1.1      Agreement to Lease.
         1.2      Use of Demised Premises.
         1.3      Use of Common Areas.
         1.4      Uses Reserved Exclusively to Landlord.
         1.5      Relocation of Demised Premises.
ARTICLE 2:        TERM OF LEASE AND DELIVERY OF DEMISED PREMISES
         2.1      Base Term.
         2.2      Early Termination Option
ARTICLE 3:        RENT
         3.1      Minimum Rent.
         3.2      Intentionally Omitted
         3.3      Intentionally Omitted
         3.4      Payment of Rent.
ARTICLE 4:        ANNUAL COST OF LIVING ADJUSTMENT TO MINIMUM RENT
         4.1      Annual CPI Adjustment.
         4.2      Example of CPI Adjustment.
         4.3      Alternative Index.

ARTICLE 5:        ADJUSTMENTS TO RENT FOR INCREASED OPERATING EXPENSES
                  / NOT APPLICABLE

ARTICLE 6:        SECURITY DEPOSIT / NOT APPLICABLE

ARTICLE 7:        ASSIGNMENT AND SUBLETTING
         7.1      General.
         7.2      Submission of Information.
         7.3      Payments to Landlord.
         7.4      Change in Control as a Prohibited Transfer.
         7.5      Terms of Consent To Assignments or Subleases.
ARTICLE 8:        INITIAL IMPROVEMENTS
ARTICLE 9:        ALTERATIONS
         9.1      No Alterations, Improvements or Fixtures Without Consent.
         9.2      Removal.
ARTICLE 10: TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES AND REGULATIONS, AND LANDLORD ACCESS
         10.1     Maintenance and Surrender of Demised Premises.
         10.2     Tenant Equipment.
         10.3     Removal of Fixtures and Alterations Upon End of Lease.
         10.4     Use of Demised Premises Affecting Insurance Rating.
         10.5     Compliance With Building Rules and Regulations.
         10.6     Miscellaneous Covenants and Agreements.
         10.7     Landlord Entry for Repairs and Inspection.

ARTICLE 11:       TENANT'S INSURANCE
         11.1     Coverage.
         11.2     Policy Requirements.
         11.3     Landlord's Right to Maintain Coverage.
         11.4     Insurance Coverage Does Not Limit Tenant's Liability.
         11.5     Compliance With Insurance Requirements.
         11.6     Waiver of Subrogation.
ARTICLE 12:       UTILITIES, SERVICES AND SERVICE DISCLAIMER
         12.1 General Provisions Applicable To Landlord Services; Definition of Business Hours.
         12.2     Electrical Current, Heating and Air Conditioning.
         12.3     Other Landlord Services.
         12.4     Utility Charges in Excess of Basic Service; Meters.
         12.5     Services Disclaimer.
ARTICLE 13:       CASUALTY AND CONDEMNATION
         13.1     Fire and Other Casualty Damage to Demised Premises.
         13.2     Condemnation.
ARTICLE 14:       TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES
         14.1     Events of Default Defined.
         14.2 Events of Default Not Affected by Security Deposit or Acceptance of Rent.
         14.3     Remedies Upon Event of Default.
         14.4     Liability of Tenant.
         14.5     Liquidated Damages.
         14.6     Attorney's Fees.
         14.7     No Jury Trial; Arbitration
         14.8     Right to Enjoin, Etc.
         14.9     Intentionally Omitted
         14.10    Remedies Cumulative.
         14.11    No Waiver of Tenant Defaults.
         14.12    Right of Landlord to Cure Tenant Events of Default.
         14.13    Late Payments.
         14.14    Definition of Default Rate.
ARTICLE 15:       SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS
         15.1     Subordination.
         15.2     Estoppel Certificates.
         15.3     Modification of Lease for Financing Requirements.

ARTICLE  16:      LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY
                  OBLIGATIONS
         16.1     No Personal Obligations; Liability Limited to Building.
         16.2     Force Majeure.
         16.3     No Liability for Damage to Personal Property and Person.
         16.4     Tenant's Indemnity Obligations.
ARTICLE 17:       PARKING
         17.1     Allotted Parking and Designated Parking Areas.
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         17.2     Revocation or Reductions of Parking License.
         17.3     No Liability for Damage to Vehicles.
         17.4     Parking License Not Assignable.
ARTICLE 18:       RENEWAL AND EXTENSION OPTIONS / NOT APPLICABLE
ARTICLE 19:       HOLDING OVER
ARTICLE 20:       MISCELLANEOUS
         20.1     Brokers.
         20.2     Notices.
         20.3     Covenants of Landlord.
         20.4     Successors and Assigns.
         20.5     Time of the Essence.
         20.6     No Recordation.
         20.7     Captions.
         20.8     Landlord Approvals.
         20.9     Landlord's Fees.
         20.10    Entire Agreement.
         20.11    Applicable Laws.
         20.12    No Option.
         20.13    Partial Invalidity
         20.14    Pronouns.
ARTICLE 21:       ENVIRONMENTAL COMPLIANCE
ARTICLE 22:       INDEX OF DEFINED TERMS

                                      * * *
                                    EXHIBITS
Exhibit A:        Demised Premises
Exhibit C:        Rules and Regulations

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT ("Lease") dated as April 1, 1996, by and between RHI HOLDINGS, INC., a Delaware corporation ("Landlord"), and Banner Aerospace Services, Inc., a Delaware corporation ("Tenant").

         In consideration of the mutual agreement hereinafter set forth, the parties do hereby agree as follows:

AN INDEX OF DEFINED TERMS IS SET FORTH IN ARTICLE 22 BELOW.

                                    ARTICLE 1
           DEMISED PREMISES, COMMON AREAS AND USE OF DEMISED PREMISES

1.1      AGREEMENT TO LEASE.

Landlord does hereby lease to Tenant and Tenant does hereby lease from Landlord, for the term and upon the conditions hereinafter provided, approximately 9,745 square feet of rentable space on the third floor and approximately 605 square feet of storage space in the basement (collectively, the "Demised Premises") of the building located at 300 West Service Road, Washington Dulles International Airport, Chantilly, VA 22021 (the "Building"), as shown on the plan attached hereto as Exhibit A. [The parties acknowledge and agree that the Demised Premises space on the third floor consists of approximately 9,780 rentable sq. ft.; however, rent shall be based on 9,745 rentable sq. ft.]

The real property on which the Building is located, together with the surrounding real property and parking area, Plot C-7-4, are collectively referred to herein as the "Real Property."

The Building and the Real Property are sometimes collectively referred to herein as the "Project."

1.2      USE OF DEMISED PREMISES.

Tenant will use and occupy the Demised Premises solely for general office purposes and uses incident thereto in accordance with the certificate of occupancy and applicable zoning regulations, and for no other purpose. Tenant will not use or occupy the Demised Premises for any unlawful, disorderly, or extra hazardous purpose, and will not manufacture any commodity or prepare or dispense any food or beverage therein, except for Tenant's personal use in the Demised Premises. Tenant will comply


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

with all present and future laws, regulations and governmental requirements of any governmental or public authority having jurisdiction over the Demised Premises.

1.3      USE OF COMMON AREAS.

As used in this Lease, the term "Common Areas" means, without limitation, the hallways, entryways, stairs, elevators, driveways, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Building and their respective employees, invitees, licensees, or other visitors. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the term to use the Common Areas in common with others entitled to use the Common Areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this SECTION 1.3 in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Demised Premises, Landlord will have the right to:

         (a) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas;

         (b) Temporarily close any of the Common Areas for maintenance, alteration, or improvement purposes; and

         (c) Change the size, use, shape, or nature of any Common Areas, including erecting additional buildings on the Common Areas, expanding the existing Building or other buildings to cover a portion of the Common Areas, converting Common Areas to a portion of the Building or other buildings, or converting any portion of the building (excluding the Demised Premises) or other buildings to Common Areas. Upon erection of any additional buildings or change in Common Areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas.

1.4      USES RESERVED EXCLUSIVELY TO LANDLORD.

As between Landlord and Tenant, Landlord retains unto itself the sole and exclusive use of the roof, the exterior walls and the Common Areas of the Building.

1.5      RELOCATION OF DEMISED PREMISES.


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
Landlord reserves the right to relocate the Demised Premises to substantially comparable space within the Building. Landlord will give Tenant a written notice of its intention to relocate the Demised Premises, and Tenant will complete such relocation within 30 days after receipt of such written notice. If Tenant relocates to comparable space within the Building pursuant to this SECTION 1.5, then, effective on the date of such relocation, this Lease will be amended by deleting the description of the original Demised Premises and substituting for it a description of such comparable space. Landlord agrees to reimburse Tenant for its actual reasonable moving costs to such other space within the Building, the reasonable costs of reprinting stationery, the costs of rewiring the new premises for telephone and computers comparably to the original Demised Premises, and the cost of upfitting the new premises with the same improvements as the Demised Premises. In the event Landlord relocates Tenant pursuant to this
Section 1.5 in order to accommodate a new Tenant in the Demised Premises, any base rent payable by such new tenant for such space in excess of the base rent under this Lease, shall be shared by Landlord and Tenant 50/50 for the remaining term of this Lease or for as long as the new tenant continues to pay such increased rent (whichever period is shorter).

                                    ARTICLE 2
                 TERM OF LEASE AND DELIVERY OF DEMISED PREMISES

2.1      BASE TERM.

This Lease shall be for a term of Ten Years (or until such term shall sooner terminate as hereinafter provided), beginning on April 1, 1996 (the "Lease Commencement Date") and ending at midnight on March 31, 2006 (the "Termination Date").

2.2      EARLY TERMINATION OPTION.

Provided Tenant is not then in default under the terms of this Lease, at any time after the fifth anniversary of this Lease, Tenant may give a one year written notice to cancel the remaining Term without penalty and vacate the Premises at the end of the notice period.

                                    ARTICLE 3
                                      RENT

3.1      MINIMUM RENT.

Tenant covenants and agrees to pay to Landlord, "Minimum Rent" of $14,107.92 per


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
month, payable in advance on the first day of each calendar month during the term of this Lease, subject to adjustment as provided in ARTICLES 4 AND 5 below. (Such rent is based on $17 per sq. ft. times an assumed rentable office space of 9,745 sq. ft for Third Floor Space; and $6 per sq. ft. times 605 sq. ft. of rentable storage space in the basement.)

3.2      INTENTIONALLY OMITTED
3.3      INTENTIONALLY OMITTED

3.4      PAYMENT OF RENT.

Tenant will pay all Minimum Rent and any other amounts due under this Lease ("Rent") without demand, deduction, set-off or counterclaim, by check to Landlord at:

         RHI Holdings, Inc.
         c/o Charles E. Smith Management, Inc.
         2345 Crystal Drive
         Arlington, VA 22202

-- or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time or times accept any Rent after it has become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of any or all of Landlord's rights hereunder.

                                    ARTICLE 4
                        ANNUAL ADJUSTMENT TO MINIMUM RENT

On the anniversary of the Commencement Date and every twelve months thereafter ("Adjustment Dates"), Minimum Rent (then in effect) shall be increased by 3%.


                                    ARTICLE 5
              ADJUSTMENTS TO RENT FOR INCREASED OPERATING EXPENSES

                                 Not Applicable

                                    ARTICLE 6
                                SECURITY DEPOSIT

                                 Not Applicable


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                                    ARTICLE 7
                            ASSIGNMENT AND SUBLETTING

7.1      GENERAL.

Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants that it will not assign, transfer by operation of law or otherwise, mortgage, or encumber this Lease, nor sublease, nor permit the Demised Premises or any part of the Demised Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any assignment or sublease in violation of this ARTICLE 7 will be void. If this Lease is assigned, or if the Demised Premises or any part of the Demised Premises are subleased or occupied by anyone other than Tenant, Landlord may, after default by Tenant, collect Rent from the assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this SECTION 7.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release from the further performance by Tenant of its covenants and obligations contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent in writing to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance.


7.2      SUBMISSION OF INFORMATION.

If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord (a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space; (d) banking, financial, or other credit information reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; and (e) the proposed form of assignment or sublease for Landlord's approval.

7.3      PAYMENTS TO LANDLORD.


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
If Landlord consents to a proposed assignment or sublease, then Landlord will have the right to require Tenant to pay to Landlord a sum equal to 50% of: (a) any Rent or other consideration paid to Tenant by any proposed transferee that (after deducting the costs to Tenant, if any, in effecting the assignment or sublease, including reasonable alterations costs, commissions and legal fees) is in excess of the Rent allocable to the transferred space then being paid by Tenant to Landlord pursuant to this Lease; (b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such sublease or assignment; and (c) Landlord's reasonable attorneys' fees and costs incurred in connection with negotiation, review, and processing of the transfer. All such sums will be payable to Landlord at the time the next payment of Minimum Rent is due.

7.4      CHANGE IN CONTROL AS A PROHIBITED TRANSFER.

The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance.

7.5      TERMS OF CONSENT TO ASSIGNMENTS OR SUBLEASES.

In the event Landlord consents to any assignment or sublease, a dully executed copy of the sublease or assignment shall be delivered to Landlord within ten
(10) days after execution thereof. Any such sublease shall provide that the subtenant shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of this Lease shall contain an assumption by the assignee of all of the terms and obligations of this Lease to be performed by the Tenant. Tenant covenants that, notwithstanding any such assignment or transfer, and notwithstanding the acceptance of Rent by Landlord from an assignee or transferee or any other party, the Tenant shall remain fully liable for the payment of Rent due and to become due under this Lease and for the performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed.

                                    ARTICLE 8
                              INITIAL IMPROVEMENTS

Tenant accepts the Demised Premises "As Is." The parties acknowledge and agree that Landlord granted to Tenant the right to alter and remodel the Demised Premises, at Tenant's expense, for Tenant's intended use in conjunction with the commencement of the Lease ("Initial Improvements"). Such Initial Improvement have been completed,


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

and approved by Landlord and Tenant. Such Initial Improvements shall not be subject to the removal conditions set forth in Section 9.2 hereof;

                                    ARTICLE 9
                                   ALTERATIONS

9.1      NO ALTERATIONS, IMPROVEMENTS OR FIXTURES WITHOUT CONSENT.

After completion of the Initial Improvements, Tenant will not make or allow to be made any further alterations, additions, or improvements to the Demised Premises, or attach any fixtures or equipment to the Demised Premises, without first obtaining Landlord's written consent. All alterations, additions, and improvements consented to by Landlord must be performed by contractors approved by Landlord and must conform to all governmental and insurance rules and regulations established from time to time. As a condition precedent to Landlords's written consent, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics' and materialmen' liens upon the Project for all work, labor and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. If, notwithstanding the foregoing, any mechanics' or materialmen's lien is filed against the Demised Premises, the Building or the Project, for work claimed to have been done for, or materials claimed to have been furnished to Tenant, such lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanic's or materialmen's lien, Landlord may, at its option, discharge the same and collect same as Additional Rent together with interest on the amount thereof from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release the default of Tenant in not discharging the same.

9.2      REMOVAL.

Unless Landlord, at its sole discretion, elects otherwise (either at the time of granting consent or any time thereafter), all alterations, additions, fixtures, and improvements that are made in or upon the Demised Premises pursuant to this
ARTICLE 9 (other than the Initial improvements) shall be removed by Tenant at its sole cost prior to the end of the term of this Lease, and Tenant will restore the Demised Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made, reasonable wear and tear excepted.

                                   ARTICLE 10
            TENANT'S CARE OF THE DEMISED PREMISES, BUILDING RULES AND
                        REGULATIONS, AND LANDLORD ACCESS

10.1     MAINTENANCE AND SURRENDER OF DEMISED PREMISES.

Tenant, at its sole cost and expense, shall keep the Demised Premises (including all improvements, fixtures and all other property contained in the Demised Premises) in a neat, safe, and clean condition, and in good order and repair, and will surrender the Demised Premises at the end of the term in as good order and condition as they were at the commencement of the term, except for reasonable wear and tear. Tenant shall not commit or suffer to be committed any waste upon the Demised Premises or any nuisance or other act or thing which may disturb the quiet enjoyment or interfere with, inhibit or preclude any permitted use of any other tenant in the Building or any person outside the Building.

10.2     TENANT EQUIPMENT.

Maintenance and repair of equipment such as kitchen fixtures, separate air conditioning equipment, or any other type of special equipment, whether installed by Tenant or by Landlord on behalf of Tenant, shall be the sole responsibility of Tenant, and Landlord shall have no obligation in connection therewith.

10.3     REMOVAL OF FIXTURES AND ALTERATIONS UPON END OF LEASE.

On or prior to the end of the term, Tenant shall remove from the Demised Premises all (i) trade fixtures, (ii) furniture, (iii) equipment and machinery, and (iv) alterations, additions or improvements required to be removed by Tenant in accordance with ARTICLE 9 (collectively, "Tenant Fixtures, Equipment and Alterations").

Tenant will fully repair any damage occasioned by the removal of any Tenant Fixtures and Alterations. All Tenant Fixtures, Equipment and Alterations on the Demised Premises after the end of the term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without written notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of repairing any damage to the Building or the Demised Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

Nothing herein shall be deemed to require Tenant to remove the Initial Improvements (as defined in Article 8).

10.4     USE OF DEMISED PREMISES AFFECTING INSURANCE RATING.

Tenant will not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of insurance premiums on the Building or the Real Property. If any increase in the rate of insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to Tenant's activity or equipment and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefor, within 10 (10) days of receipt of written notice.

10.5     COMPLIANCE WITH BUILDING RULES AND REGULATIONS.

Tenant, its agents and employees shall abide by and observe the rules and regulations attached hereto and made a part hereof as EXHIBIT C and such other rules and regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building, the Real Property and the Project, provided that the same are not inconsistent with the provisions of this Lease and Tenant is given notice thereof. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, or invitees.

10.6     MISCELLANEOUS COVENANTS AND AGREEMENTS.

Tenant further agrees that:

No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside of the Demised Premises or Building, except on the directories and doors of offices, and then only in such size, color and style as the Landlord shall reasonably approve.

Landlord shall have the right to prescribe the weight, and method of installation and position of safes or other heavy items forming part of the Tenant Fixtures, Equipment and Alterations. Tenant shall not install any Tenant Fixtures, Equipment and Alterations that will place a load upon any floor exceeding the load per square foot area which such floor was designed to carry.

All damage done to the Building by taking in or removing any Tenant Fixtures, Equipment and Alterations, or due to its being in the Demised Premises, shall be repaired at the expense of Tenant.

No freight, furniture or other bulky matter of any description shall be received into the Building or carried in the elevators, except as approved by Landlord. All moving of Tenant Fixtures, Equipment and Alterations shall be under the direct control and supervision of the Landlord, who shall, however, not be responsible for any damage to or charges for moving same.

10.7     LANDLORD ENTRY FOR REPAIRS AND INSPECTION.

Tenant shall permit Landlord, or its representative(s), to enter the Demised Premises at all reasonable times to examine and inspect same, and to make such alterations and/or repairs as in the judgement of Landlord may be deemed necessary, or to exhibit the same to prospective tenants, purchasers or mortgagees. If, in an emergency, it shall become necessary to make promptly any repairs or replacements required to be made by Tenant, then Landlord may, at its option, proceed forthwith to have such repairs or replacements made and to pay the cost thereof for Tenant's account. Tenant shall reimburse Landlord for the cost of such repairs or replacements on demand. There shall be no abatement of Rent and no liability by reason of any injury to or interference with Tenant's business arising from the making of any examinations, exhibitions, inspections, repairs, alterations or improvements in or to any portion of the Demised Premises or the Project.

                                   ARTICLE 11
                               TENANT'S INSURANCE

11.1     COVERAGE.

During the term of this Lease, Tenant shall obtain, pay the premiums for, and maintain in full force and effect the following types of insurance:

         (a) Comprehensive Liability. A general comprehensive liability insurance policy including contractual and independent contractors extension or policies, naming Landlord and any mortgagee or ground lessor of the Building as additional insured parties, protecting Landlord in the amount of One Million and No/100 Dollars ($1,000,000.00) combined single limit per occurrence for bodily injuries to and/or death of any person, and for property damage, which amounts may be increased from time to time by Landlord in its reasonable determination.


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

         (b) All-Risk Property. All-risk property insurance written at replacement cost value, covering all of Tenant's personal property in the Demised Premises (including, without limitation, inventory, trade fixtures, floor coverings, furniture and other property removable by Tenant under the provisions of this Lease) and all leasehold improvements installed in the Demised Premises. With respect to all damaged leasehold improvements any and all proceeds of such insurance, so long as this Lease shall remain in effect, shall be used only to repair or replace the items so insured.

         (c) Worker's Compensation. If and to the extent required by law, worker's compensation or similar insurance in form and amounts required by law including Employer's Liability insurance in the amount of $100,000 for any one occurrence.

11.2     POLICY REQUIREMENTS.

All insurance policies required to be procured by Tenant under this Lease: (I) shall be issued by responsible insurance companies licensed to do business in the jurisdiction in which the Building is located and shall be in such form and content as approved by Landlord; (II) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry; (III) shall provide that the policy shall not be canceled unless Landlord shall have received thirty (30) day's prior written notice of cancellation; and (IV) shall waive insurer's rights of subrogation against Landlord, its agents and employees, including any mortgagee or any other interested party designated by Landlord.

With respect to each and every one of the insurance policies required to be procured by Tenant under this Lease, on or before the Lease Commencement Date (or as soon thereafter as possible), and at least thirty (30) days before the expiration of the expiring certificates of insurance previously furnished, Tenant shall deliver to Landlord certificates of insurance for each such policy or renewal thereof, or such other evidence that may be satisfactory to Landlord and the holder of any first deed of trust on the Building.

11.3     LANDLORD'S RIGHT TO MAINTAIN COVERAGE.

In the event Tenant shall fail to provide such insurance, or shall fail to pay the premiums when due, Landlord shall have the right to cause such insurance to be issued and to pay the premiums therefor, or any premiums in default, and to collect same from Tenant together with interest on the amount of such premiums from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14).

11.4     INSURANCE COVERAGE DOES NOT LIMIT TENANT'S LIABILITY.

Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

11.5     COMPLIANCE WITH INSURANCE REQUIREMENTS.

Tenant shall comply with all requirements of Landlord's and Tenant's insurance carriers and shall not do or permit to be done any act or thing upon the Demised Premises that will invalidate or be in conflict with fire insurance policies covering the Building or any part thereof, fixtures and property in the Building or the Demised Premises or any other insurance policies or coverage referred to in this ARTICLE 11, and shall comply with all rules, orders, regulations or requirements of the Board of Fire Underwriters having jurisdiction, or any other similar body in the case of such fire insurance policies, and the applicable insurance rating bureau or similar body in the case of all other such insurance policies.

11.6     WAIVER OF SUBROGATION.

Neither Landlord nor Tenant shall be liable to the other for any loss or damage to property or injury to or death of persons occurring on the Demised Premises or the Building, or in any manner growing out of or connected with the Tenant's use and occupation of the Demised Premises or the condition thereof, whether or not caused by the negligence or other fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees, or assignees (collectively, "Non-Subrogated Loss").

This release shall apply only to the extent that such Non-Subrogated Loss is covered by insurance required to be carried by Tenant under this Article 11 and insurance required to be carried by Landlord under Section 13.1, regardless of whether such insurance is payable to or protects Landlord or Tenant or both. Nothing in this Section 11.6 shall be construed to import any greater liability or indemnification obligation upon either Landlord or Tenant than would have existed in the absence of this Section 13.1.

 Each party required to obtain insurance under Article 11 and Section 13.1 shall obtain policies with a clause to the effect that this release shall not affect the right of the insured to recover under such policies.


                                   ARTICLE 12

                   UTILITIES, SERVICES AND SERVICE DISCLAIMER

12.1 GENERAL PROVISIONS APPLICABLE TO LANDLORD SERVICES; DEFINITION OF BUSINESS HOURS.

Landlord agrees to furnish only such services as may specifically be required of Landlord by this ARTICLE 12 of the Lease, and no other.

Services specified in this ARTICLE 12 shall be provided during Business Hours only. As used herein "Business Hours" means Monday through Friday, from 7:00 a.m. through 6:00 p.m., exclusive of Federal holidays.

12.2     ELECTRICAL CURRENT, HEATING AND AIR CONDITIONING.

         (a) Landlord's Obligation. Landlord shall furnish reasonably adequate electric current sufficient for (1) standard lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, and typewriters) during Business Hours; (2) standard heat and air conditioning reasonably required for the comfortable occupation of the Demised Premises during Business Hours; and (3) access and elevator service twenty four hours a day. Landlord shall not be obligated to furnish more power to the Demised Premises than allocated thereto under the Building design.

         (b) Tenant's Obligation. Tenant shall arrange to purchase and pay for all of Tenant's electric current requirements that exceed the standard basic requirements set forth in SECTION 12.2(a) above.

         (c) After Hours Heating and Air Conditioning. Provided that Tenant gives Landlord appropriate advance notice, Landlord shall provide overtime heating or air conditioning beyond Business Hours. Tenant shall pay Landlord for such overtime use on the basis of Landlord's actual cost per hour. Notwithstanding the foregoing, Tenant shall be entitled to use overtime heating or air conditioning on Saturdays, Sundays and holidays without charge, up to a maximum of 20 days per calendar year (or pro-rated portion thereof for less than a full year). [The pro-rated portion for the 1996 calendar year is 15 days.]

12.3     OTHER LANDLORD SERVICES.

Landlord shall furnish reasonably adequate water, lavatory supplies for restrooms in Common Areas, and normal and usual cleaning and trash removal service.

12.4     UTILITY CHARGES IN EXCESS OF BASIC SERVICE; METERS.

Tenant shall pay all charges for electricity, water, and other utilities used by Tenant on the Demised Premises in excess of the basic service utilities to be provided by Landlord under this ARTICLE 12. Landlord may install a separate water or electric meters to measure the amount of water or electricity consumed upon the Demised Premises. The cost of any such meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant shall pay Landlord promptly upon demand therefor by Landlord for all water and electricity consumed as shown by said meters, in excess of the basic service utilities to be provided by Landlord under this ARTICLE 12.

12.5     SERVICES DISCLAIMER.

Landlord shall not be liable for damages for failure, interruption or slow-down of: (i) heat, (ii) hot or cold water, (iii) air conditioning, (iii) sewer service, (iv) electric current, (v) gas, or (vi) any other service -- caused by reason of: (1) breakdown or interruption of plant, equipment, or apparatus, (2) shut-down of any services for necessary repairs or alterations, (3) unavailability of fuel, water or any other substance or utility, (4) war or civil disturbance, (5) strike or lockout, (6) fire, flood or casualty, (7) governmental regulations, or (8) any other conditions beyond Landlord's control.

Any security measures that Landlord may elect to undertake in and about the Project are understood to be for the protection and preservation of the Building and Real Property only and shall not be relied upon by the Tenant for the protection in either its person or property or that of its guests, invitees or employees, and no liability shall be imposed on the Landlord, its agents or employees in connection therewith.

                                   ARTICLE 13
                            CASUALTY AND CONDEMNATION

13.1     FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES.

If the Demised Premises shall be partially damaged by fire or other cause covered by extended coverage insurance, other than by the fault or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage, and the rent shall be reduced in proportion to the floor area of the Demised Premises which is usable by Tenant until such repairs are completed; provided, however, that (i) in no event shall Landlord have any repair obligations in excess of insurance proceeds actually received by Landlord, plus any deductible payable by Landlord under applicable insurance policies, and (ii) Tenant's rental obligation shall abate only to the extent of the proceeds actually received by Landlord under its rental reimbursement insurance policy. If the Demised Premises are substantially damaged by fire or other cause to such extent that (in Landlord's reasonable estimation) the damage cannot be fully repaired within one hundred twenty (120) days from the date of such damage, Landlord shall have the option of electing not to repair the damage and terminating this Lease by giving written notice to Tenant of such decision and the term of this Lease shall terminate ten (10) days after such notice is given. No compensation or reduction of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building.

In connection with this Section 13.1, Landlord covenants and agrees that it shall maintain commercially reasonable property insurance on the Building in a commercially reasonable amount.

13.2     CONDEMNATION.

If the whole or a substantial part of the Demised Premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and Tenant shall have no claim against Landlord (or otherwise) for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of the Lease; provided, however, that Tenant may assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute. The Rent, however, shall be abated on the date when such title vests in such governmental authority. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the Rent shall be adjusted on a square footage basis on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes hereof, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are unusable by Tenant.

                                   ARTICLE 14
                 TENANT EVENTS OF DEFAULT AND LANDLORD REMEDIES

14.1     EVENTS OF DEFAULT DEFINED.

Each of the following events shall be a default ("Event of Default") of Tenant under this Lease:

         (a) Minimum Rent Event of Default: Failure of Tenant to make any payment of Minimum Rent when due.

         (b) Additional Rent Event of Default: Failure of Tenant to make any payment of any other sums due by Tenant under this Lease when due.

         (c) Covenant Events of Default: Failure of Tenant to perform or comply with any provisions of this Lease to be performed or complied with by Tenant, other than provisions for the payment of Minimum Rent or other sums due under this Lease, where such failure shall continue for a period of ten (10) days after written notice thereof by Landlord to Tenant.

         (d) Lease Attachment: The taking of this Lease or the Demised Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the insistence of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof.

         (e) Bankruptcy Events: The involvement of Tenant, or any guarantor of Tenant's obligations hereunder, in financial difficulties as evidenced by:
(I)its admitting in writing its inability to pay debts generally as they become due; (II) its filing a petition in bankruptcy or for reorganization or for the adoption of an arrangement under the Bankruptcy Act (as now existing or in the future amended), or an answer or other pleading admitting the material allegations of such a petition or seeking, consenting to or acquiescing in the relief provided for under such Act; (III) its making an assignment of all or a substantial part of its property for the benefit of its creditors; (IV) its seeking or consenting to or acquiescing in the appointment of a receiver or trustee for all or a substantial part of its property or of the Demised Premises; (V) its being adjudicated a bankrupt or insolvent; or (VI) the entry of a court order without its consent, which order shall not be vacated, set aside or stayed within sixty (60) days from the date of entry, appointing a receiver or trustee for all or a substantial part of its property or approving a petition filed against it for the effecting of an arrangement in bankruptcy or for a reorganization pursuant to the Bankruptcy Act or for any other judicial modification or alteration of the rights of creditors.

14.2     EVENTS OF DEFAULT NOT AFFECTED BY SECURITY DEPOSIT OR ACCEPTANCE OF
         RENT.

The provisions of this ARTICLE 14 shall apply notwithstanding the payment by Tenant of a Security Deposit and/or the continued willingness and ability of Tenant to pay Rent and otherwise perform hereunder. The receipt by Landlord of payments of Rent, as such, accruing subsequent to the time of an Event of Default shall not be deemed a waiver by Landlord of its rights and remedies under this ARTICLE 14.

14.3     REMEDIES UPON EVENT OF DEFAULT.

Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter either:

         (a) Termination of Lease: To give Tenant written notice of Landlord's intent to terminate this Lease on the date of the notice or on any later date specified in the notice, and on such date Tenant's right to possession of the Demised Premises shall cease and this Lease shall thereupon be terminated; or

         (b) Reentry and Possession: Without demand or notice, to reenter and take possession of all or any part of the Demised Premises, and expel Tenant and those claiming through Tenant, and remove the property of Tenant and any other person, either by summary proceedings or by action at law or in equity, without being deemed guilty of trespass and without prejudice to any remedies for nonpayment or late payment of Rent or breach of covenant. If Landlord elects to reenter under this subsection, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet all or any part of the Demised Premises as agent for Tenant for such term or terms and at such rental and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under SECTION 14.3(A), or unless the termination be decreed by a court of competent jurisdiction at the request of Landlord.

         (c) Waiver of Notice, Redemption, Repossession and Restoration of
Lease: Tenant, on its own behalf and on behalf of all persons claiming through Tenant, including all creditors, does hereby waive any and all rights and privileges, so far as its permitted by law, which Tenant and all such persons might otherwise have under any present or future law (I) to the service of any notice of intention to reenter which may otherwise be required to be given, (II) to redeem the Demised Premises, (III) to reenter or repossess the Demised Premises, or (IV) to restore the operation of this Lease, with respect to any dispossession of Tenant by judgment or warrant of any court, whether such dispossession, reentry, expiration or termination be by operation of law or pursuant to the provisions of this Lease.

14.4     LIABILITY OF TENANT.

If Landlord terminates this Lease pursuant to SECTION 14.3, Tenant shall remain liable (in addition to accrued liabilities) for:

(A) (i) Minimum Rent and any other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred; (ii) any and all reasonable expenses (including attorney's fees, disbursements and brokerage fees) incurred by Landlord in reentering and repossessing the Demised Premises, in curing any Event of Default, in painting, altering, repairing or dividing the Demised Premises, in protecting and preserving the Demised Premises by use of watchmen and caretakers, and in reletting the Demised Premises; and
         (iii) any and all reasonable expenses which Landlord may incur during the occupancy of any new tenant;

         LESS:

(B) The net proceeds of any reletting prior to the date this Lease would have expired if it had not been terminated.

Tenant agrees to pay to Landlord the difference between ITEMS (A) AND (B) above for each month during the term, at the end of each such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. Tenant's liability shall survive the institution of summary proceedings and the issuance of any writ of restitution thereunder.

14.5     LIQUIDATED DAMAGES.

If Landlord terminates this Lease pursuant to this ARTICLE 14, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability under SECTION 14.4 the rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value of the Demised Premises for the same period. If the Demised Premises shall have been relet for all or part of the remaining balance of the term by Landlord after an Event of Default but before determination of such liquidated damages, the amount of rent received upon such reletting shall be deemed the fair rental value of the Demised Premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of demand.

14.6     ATTORNEY'S FEES.

In the event Tenant defaults in the performance of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any Rent due, or to become due hereunder, or recovery of the possession of the Demised Premises in the hands of an attorney, or files suit upon the same, Tenant agrees to pay Landlord reasonable attorneys' fees.

14.7     NO JURY TRIAL; ARBITRATION.

Tenant waives all right to trial by jury in any proceeding which may be instituted by Landlord against Tenant arising under or by virtue of this Lease.

Any dispute between Landlord and Tenant relating to this Lease, other than summary ejectment (or similar proceedings) for non-payment of Rent, shall be resolved by means of binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction. Depositions may be taken and other discovery obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings in the Commonwealth of Virginia. The arbitrator(s) shall be limited to awarding compensatory damages and shall have no authority to award punitive, exemplary or similar type damages. The arbitrators may grant injunctions or other relief in such disputes or matters. The arbitrators shall apply the laws of the Commonwealth of Virginia (including applicable statutory and common law). The prevailing party in the arbitration proceeding shall be entitled to recover its expenses, including the costs of the arbitration proceeding and reasonable attorneys' fees.

If the purpose of arbitration is to determine the fair market value or fair rental value of the Demised Premises or any other property or interest: (a) each of the arbitrators shall be a member of the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers (or any successor organization of comparable function), and shall have at least five years experience in the appraisal of similar properties in the Northern Virginia area, and (b) each of the three arbitrators will submit his valuation and the value shall be deemed to be the average of the two closest valuations by the arbitrators.

Notwithstanding the foregoing, either party may obtain a court directed temporary restraining order, injunction or similar relief prior to seeking arbitration and during the course of arbitration, as necessary, in order to prevent irreparable harm, waste or injury.

14.8     RIGHT TO ENJOIN, ETC.

In the event of any breach or threatened breach by Tenant or any person(s) claiming through Tenant of any of the provisions contained in this Lease, Landlord shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or otherwise as if reentry, summary proceedings or other prescribed remedies were not provided for in this Lease.

14.9  LIEN FOR RENT.

         Intentionally Omitted

14.10  REMEDIES CUMULATIVE.

All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies Landlord may have in law or equity.

14.11  NO WAIVER OF TENANT DEFAULTS.

In the event Landlord institutes proceedings under the terms of this Lease, and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant contained in the Lease nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement in the Lease shall operate as a waiver of such covenant, condition or agreement, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of Rent stipulated in this Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or letter accompanying a check for payment of Rent be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue any other remedy provided in this Lease. No reentry by Landlord, an no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

14.12  RIGHT OF LANDLORD TO CURE TENANT EVENTS OF DEFAULT.

If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, taking into account applicable cure periods, then after ten (10) days notice from Landlord, Landlord may, but shall not be required to, make such payments or do such act, and collect the amount thereof from Tenant together with interest on such amount from the date of payment by Landlord until the date of repayment by Tenant at the Default Rate (as defined in SECTION 14.14); but the making of such payment or the doing of such act by Landlord shall not operate to cure such Event of Default or to estop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled.

14.13     LATE PAYMENTS AND INTEREST.

If Tenant fails to pay any installment of Rent on or before the first day of the calendar month when such installment is due and payable, such unpaid installment shall bear interest at the Default Rate (as defined in SECTION 14.14), thirty
(30) days from the date such installment became due and payable to the date of payment thereof by Tenant. Such interest shall constitute additional sums dues under this Lease and payable with the next monthly installment of Rent. In addition, Tenant shall pay to Landlord, as a "late charge" five percent (5%) of any payment herein required to be made by Tenant which is more than ten (10) days late to cover the costs of collecting accounts past due.

14.14     DEFINITION OF DEFAULT RATE.

As used herein, "Default Rate" means the lower of: (i) the average prime lending rate as reported by the Wall Street Journal, plus 2%, or (ii) the maximum rate permitted by law.

                                   ARTICLE 15
                SUBORDINATION, ATTORNMENT AND RELATED PROVISIONS

15.1     SUBORDINATION.

         (a) Subordination Generally; Tenant's Certificate: This Lease is subject and subordinate to all ground or underlying leases and to all mortgages and/or deeds of trust which may now or hereafter affect such leases or the Real Property of which the Demised Premises are a part, and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee or trustee. In confirmation of such subordination, Tenant shall execute promptly any certificate that the Landlord or the party secured by any deed of trust, or any successor in interest may request. Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute any such certificate or certificates on behalf of Tenant.

         (b) Provisions Applicable to Mortgage or Deed of Trust Subordination:
Notwithstanding the foregoing, the party secured by any such deed of trust shall have the rights to recognize this Lease and, in the event of any foreclosure sale under such deed of trust, this Lease shall continue in full force and effect at the option of the party secured by such deed of trust or the purchaser under any such foreclosure sale. Tenant covenants and agrees that it will, at the written request of the party secured by any such deed of trust, execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of said deed of trust to the lien of this Lease. The party secured by such deed of trust and any successor in interest shall not be bound by any payment in Rent in advance for more than thirty (30) days or by any amendment or modification of this Lease made subsequent to the date of recordation of such deed of trust without the consent of the party secured by such deed of trust or such successor in interest.

         (c) Provisions Applicable to Ground or Underlying Lease Subordination:
At the option of any landlord under any ground or underlying lease to which the Lease is now or may hereafter become subject or subordinate, Tenant agrees that neither the cancellation nor termination of such ground or underlying lease shall by operation of law or otherwise, result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and Tenant covenants and agrees to attorn to such landlord or to any successor to Landlord's interest in such ground or underlying lease, and in that event, this Lease shall continue as a direct lease between the Tenant herein and such landlord or its successor. Such landlord or successor under such ground or underlying lease shall not be bound by any prepayment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms, from the date of the termination of the ground or underlying lease, as if such prepayment had not been made. Such landlord or successor under such ground or underlying lessee shall not be bound by this Lease or any amendment or modification of this Lease unless, prior to the termination of such ground or underlying lease, a copy of this Lease or amendment or modification thereof, as the case may be, shall have been delivered to such landlord or successor.

15.2     ESTOPPEL CERTIFICATES.

Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease has been unmodified since its execution and is in full force and effect (or if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications), (ii) stating the dates, if any, to which the Rent and sums hereunder have been paid by Tenant, (iii) stating whether or not to the knowledge of Tenant, there are then existing any Landlord or Tenant defaults under the Lease (and, if so, specifying the same), and (iv) stating the address to which notices to Tenant should be sent. Any such statement delivered pursuant hereto shall provide that such statement may be relied upon by Landlord or any prospective purchaser or mortgagee of the Project or any part therein. Tenant's failure to execute and deliver such statement within the time specified shall be deemed the equivalent of the delivery of a statement to the effect that Landlord is in full compliance with the terms of this Lease. Furthermore, in the event Tenant fails or refuses to execute and deliver such statement, Landlord may, as the attorney and agent of the Tenant, execute such statement and in such event the Tenant hereby confirms and ratifies any such statement so executed.

15.3     MODIFICATION OF LEASE FOR FINANCING REQUIREMENTS.

In the event that any person or entity now or hereafter providing financing to Landlord for the Project requires, as a condition of such financing, that this Lease be modified, Landlord shall submit such required modifications to Tenant, and Tenant shall enter into and execute a written amendment hereto incorporating such required modifications within fifteen (15) days after the same has been submitted to Tenant by Landlord, provided, that, such modifications (a) are reasonable, (b) do not adversely affect Tenant's use of the Demised Premises as herein permitted, (c) do not materially affect any of the provisions of this Lease as determined in Tenant's reasonable discretion, and (D) do not increase the rentals and other sums required to be paid by Tenant hereunder.

                                   ARTICLE 16
        LIMITATION OF LANDLORD'S LIABILITY; TENANT INDEMNITY OBLIGATIONS

16.1     NO PERSONAL OBLIGATIONS; LIABILITY LIMITED TO BUILDING.

The obligations of Landlord under this Lease do not constitute personal obligations of the directors, officers, or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

16.2     FORCE MAJEURE.

Landlord shall not be required to perform any of its obligations under this Lease, nor be liable for loss or damage for failure to do so, nor shall Tenant be released from any of its obligations under this Lease, where such failure arises from or through acts of God, strikes, lockouts, labor difficulties, explosions, sabotage, accidents, riots, civil commotions, acts of any foreign country, fire and casualty, legal requirements, energy shortage, or causes beyond the reasonable control of Landlord, unless such loss or damage results from willful misconduct or gross negligence by Landlord.

16.3     NO LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON.

All property of Tenant, its agents or invitees, or of any other person, in or on the Demised Premises or the Project, shall be and remain at the sole risk of Tenant or such agent, invitee or person. Landlord shall not be liable for any damage to or theft or loss of such property, whether or not caused by the act or omission of any person, or by the bursting, leaking or overflowing of water, sewer, steam or sprinkler pipes, heating or plumbing fixtures, air conditioning or heating failure, gas, noxious odors or noise, or any other act or thing. Landlord shall not under any circumstances be liable for the interruption or loss of Tenant's business that may result from any of the acts or causes described above. Landlord shall not be liable for any personal injury to Tenant, its agents or invitees, or to any other persons, arising from the use, occupancy or condition of the Demised Premises, the Building or the Real Property other than liability for personal injuries resulting directly from the gross negligence or willful misconduct of Landlord, and then only to the extent that Tenant is not compensated therefor by insurance.

16.4     TENANT'S INDEMNITY OBLIGATIONS.

Tenant shall indemnify Landlord and its agents and employees and save it harmless from and against any and all claims, actions, damages, liabilities and expense (including reasonable attorneys fees) in connection with loss of life, personal injury or damage to property arising from, resulting from, or related to (in whole or in part): (i) any occurrence in, upon or at the Demised Premises, or (ii) the occupancy or use by Tenant (including Tenant's agents, contractors, employees, servants, permitted subtenants, invitees or licensees) of the Demised Premises, the Common Areas or any part of the Project, or (iii) any act or omission of Tenant, its agents, contractors, employees, servants, permitted subtenants, invitees or licensees, or (iv) any Event of Default, breach, violation or nonperformance of this Lease by Tenant (collectively, (i) through (iv), hereinafter referred to as "Tenant Indemnity Obligations").

In the event that Landlord or its agents and employees shall, without fault on its part, be made a party to any litigation commenced by or against Tenant or relating to any Tenant Indemnity Obligations, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid in connection with such litigation. Tenant shall pay, satisfy and discharge any and all judgments, orders and decrees which may be entered or recovered against Landlord in connection with the foregoing.

                                  ARTICLE 17
                                   PARKING

17.1     ALLOTTED PARKING AND DESIGNATED PARKING AREAS.

So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant a non-exclusive license (the "Parking License") to park three (3) cars for every 1,000 square feet of office space = thirty (30) cars ("Allotted Parking"), for use solely by Tenant and Tenant's employees, guests and invitees in the spaces which will hereafter be designated by Landlord (the "Designated Parking Areas"). The use by Tenant, its employees, guests or invitees of more than the Allotted Parking after thirty (30) days notice by Landlord ("Over-Use") shall be deemed an Event of Default under this Lease and Landlord may exercise such remedies as are provided pursuant to ARTICLE 14 of the Lease. Landlord shall not be responsible to Tenant for enforcing the Parking License or violation of the provisions of this ARTICLE 17 by co-tenants of the Building, by third parties, or guests or visitors to the Building.

Tenant's Designated Parking Areas include: Two (2) cars in underground parking garage (in spots to be determined by Landlord) and twenty-eight (28) cars in outside parking area (in spots to be determined by Landlord).

17.2     REVOCATION OR REDUCTIONS OF PARKING LICENSE.

Landlord shall have the right to: (i) revoke the Parking License in the event of an Over-Use; or (ii) in the event of any occurrence not caused by Landlord which reduces the number of parking spaces in the Designated Parking Area, reduce the Allocated Parking (with no adjustment to Rent) to the extent of Tenant's proportionate share of the number of parking spaces by which the Designated Parking Area is so reduced.

17.3     NO LIABILITY FOR DAMAGE TO VEHICLES.

Landlord shall not be liable for damage to any vehicle using the parking facilities pursuant to this Lease, including theft, collision, fire, or any other damage to such vehicle; Landlord shall not be responsible for articles left in such vehicles; Landlord shall not be liable for loss of use of any such vehicles which may be damaged while using the parking facilities. In addition, Landlord shall not be liable for any injury to any person using the parking facilities regardless of the cause of such injury; all persons using the parking facilities shall do so at their own risk. Tenant shall indemnify and hold Landlord and its agents harmless from all loss, damage, liability, cost or expense incurred, suffered, or claimed by any person or entity by reason of injury, loss or damage to any person, property, or business resulting from the Tenant's negligence or negligent or unlawful use of the parking facilities.

17.4     PARKING LICENSE NOT ASSIGNABLE.

The Parking License may not be assigned by the Tenant without the prior written consent of Landlord.

                                   ARTICLE 18
                          RENEWAL AND EXTENSION OPTIONS

                                 Not Applicable


                                   ARTICLE 19
                                  HOLDING OVER

Tenant will have no right to remain in possession of all or any part of the Demised Premises after the expiration of the term of this Lease. If Tenant remains in possession of all or any part of the Demised Premises after the expiration of the term, with the express or implied consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only;
(b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Minimum Rent will be increased to an amount equal to 200% of the Minimum Rent payable during the last month of the term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. Such month-to-month tenancy will be subject to every other term, condition, and covenant contained in this Lease. In addition, Tenant shall pay to Landlord all costs and damages incurred by Landlord as a result of Tenant's holding over, which shall be deemed additional sums due under this Lease.

                                   ARTICLE 20
                                  MISCELLANEOUS

20.1     BROKERS.

Tenant represents and warrants that it has not dealt with any broker in connection with this Lease and that insofar as Tenant knows, no other broker participated in or negotiated this Lease or is entitled to any commission in connection therewith and Tenant agrees to defend, indemnify and hold Landlord harmless from any claims by any broker alleging to have acted on behalf of Tenant. The execution and delivery of this Lease by Landlord shall be conclusive evidence that Landlord has relied upon the foregoing representation and warranty in making this Lease.

20.2     NOTICES.

All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or sent by certified or registered mail, return receipt requested, first class, postage prepaid, as follows:

(a)      If to Landlord:

         RHI Holdings, Inc.
         Washington Dulles International Airport
         300 West Service Road, P.O. Box 10803, Chantilly, VA  22021

         or to such other address as Landlord may designate from time to time by notice to Tenant given pursuant to the provisions of this Section.

(ii) If to Tenant:

         At the Demised Premises, or to such other address as Tenant may designate from time to time by notice to Landlord given pursuant to the provisions of this Section.

20.3     COVENANTS OF LANDLORD.

Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the rental and perform all of Tenant's obligations under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

20.4     SUCCESSORS AND ASSIGNS.

The terms, covenants and conditions hereof shall be binding upon and inure to the successors in interest and assigns of the parties hereto. Landlord may freely and fully assign its interest hereunder. The term "Landlord" as used throughout this Lease shall mean solely the owner of Landlord's interest in the Building, whomever that may be at the relevant time, so that in the event of any sale or transfer of Landlord's interest in the Building any prior Landlord shall be freed and relieved of all covenants and obligations of Lessor hereunder.

20.5     TIME OF THE ESSENCE.

Time is of the essence with respect to Tenant's monetary obligations in this Lease.

20.6     NO RECORDATION.

Tenant's recordation of this Lease or any memorandum or short form Lease will be void and a default hereunder.

20.7     CAPTIONS.

The captions of the various articles and sections of this Lease are for convenience only and do not define, limit, describe, or construe the contents of such articles or sections.

20.8     LANDLORD APPROVALS.

Whenever in this Lease action or approval on the part of the Landlord is required or optional, it is understood that such action or approval may require that such action be taken or approval given on terms acceptable to Landlord's mortgagee and ground lessor.

20.9     LANDLORD'S FEES.

Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys', engineers' or architects' fees, within 10 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

20.10     ENTIRE AGREEMENT.

This Lease, together with the Exhibits and any Addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Lease and Exhibits and Addenda, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

20.11  APPLICABLE LAWS.

It is the agreement of the parties that this Lease is to be construed in accordance with the laws of the Commonwealth of Virginia.

20.12  NO OPTION.

The submission of this Lease for examination by Tenant does not constitute a reservation of or option for the Demised Premises, and this Lease shall become effective as a Lease only upon execution and delivery thereof by Landlord and Tenant.

20.13  PARTIAL INVALIDITY.

If any provision of this Lease or the application thereof to any person or circumstance shall to any extent be held void, unenforceable or invalid, then the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held void, unenforceable or invalid shall not be effected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

20.14  PRONOUNS.

Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places in which the context may require such substitution or substitutions.

                                   ARTICLE 21
                            ENVIRONMENTAL COMPLIANCE

Tenant shall not store, treat, dispose, handle or otherwise use any hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants upon the Demised Premises without the prior written consent of Landlord; provided, however that Tenant shall be allowed to store and use such amounts of cleaning fluids and lubricants as are reasonably necessary to conduct its business activities upon the Demised Premises subject to the condition that all such cleaning fluids and lubricants shall be stored, used, disposed of and/or removed from the Demised Premises in compliance with manufacturer's directions and all applicable governmental laws and regulations. Tenant shall at all times remain fully responsible and liable for compliance with all federal, state and local statues, ordinances, regulations and other requirements relating to human health or the environment which are applicable to the Demised Premises and Tenant's use thereof, including, but not limited to, those respecting the storage, treatment, disposal, handling, and release of hazardous or toxic substances, wastes, or materials, or other pollutants or contaminants. Tenant agrees to indemnify and to hold Landlord harmless from any and all claims, causes of action, damages, penalties, and costs (including attorneys's fees, consultant fees, and related expenses) which may be asserted against or incurred by Landlord resulting from or related to: (i) Tenant's breach, violation or default of the terms, conditions and covenants of this ARTICLE 21; (ii) the spill, disposal or other release or threatened release of any hazardous or toxic substance, waste or material, or any other pollutant or contaminant, on the Demised Premises or the Project caused by Tenant, its employees, agents or contractors; or (iii) any violation or alleged violation of any environmental statute, ordinance, regulation or other requirement caused by Tenant, its employees, agents or contractors. Tenant's obligation to indemnify and hold Landlord harmless pursuant to this ARTICLE 21 shall survive the expiration or termination of this Lease.

                                   ARTICLE 22
                             INDEX OF DEFINED TERMS

The following terms have the meaning ascribed to them in the Sections noted below:


         Term                                                                                 Section Where Defined
         ----                                                                                 ---------------------
      Adjustment Dates............................................................................Section 4.1
      Allotted Parking...........................................................................Section 17.1
      Building....................................................................................Section 1.1
      Business Hours.............................................................................Section 12.1
      Common Area.................................................................................Section 1.3
      CPI.........................................................................................Section 4.1
      Current CPI.................................................................................Section 4.1
      Default Rate..............................................................................Section 14.14
      Demised Premises............................................................................Section 1.1
      Designated Parking Area....................................................................Section 17.1
      Event(s) of Default........................................................................Section 14.1
      Landlord.........................................................................Preamble; Section 20.4
      Lease..........................................................................................Preamble
      Lease Commencement Date.....................................................................Section 2.1
      Market Rent................................................................................Section 18.3
      Minimum Rent................................................................................Section 3.1
      Over-Use...................................................................................Section 17.1
      Parking License............................................................................Section 17.1
      Prior Year CPI..............................................................................Section 4.1
      Project.....................................................................................Section 1.1

      Real Property...............................................................................Section 1.1
      Renewal Term...............................................................................Section 18.1
      Security Deposit............................................................................Section 6.1
      Tenant Indemnity Obligations...............................................................Section 16.4
      Tenant.........................................................................................Preamble
      Tenant Fixtures, Equipment and Alterations.................................................Section 10.3
      Tenant's Work.................................................................................Article 8
      Termination Date............................................................................Section 2.1



                                      * * *

               IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first hereinbefore written.

                                               LANDLORD:

                                               RHI HOLDINGS, INC.
      Attest:

      ------------------------------
      By:
         -----------------------------

                                               Title:
                                                     --------------------------




      Attest:                                TENANT:
                                               BANNER AEROSPACE SERVICES, INC.

      -------------------------------
      By:
         ------------------------------

                                               Title:
                                                     --------------------------

                                    Exhibit A

                                Demised Premises

                                   Exhibit "C"

                              RULES AND REGULATIONS

1. Tenant and its agents and employees shall not loiter in or upon or in any way obstruct the grounds, sidewalks, driveways or parking areas, or the common halls, passages, exits, entrances, corridors, stairways of elevators, in or about the Building in which the Demised Premises are located, or use for any purpose other than for ingress to and egress from the Demised Premises. These areas are not for the use of the general public, and Landlord reserves the right to control and prevent access to them by al persons whose presence in the judgement of the Landlord will be prejudicial to the safety, character, reputation and interests of the Building and its Tenants. However, nothing in these Rules and Regulations shall be construed to prevent access by persons with whom Tenant usually deals in the ordinary course of its business, unless those persons violate the Rules and Regulations of the Building or are engaged in illegal activities.

2. Landlord reserves the right to control ingress and egress to and from the Building and/or to close and keep locked all entrances and exits doors of the Building on Saturdays, Sundays and federal holidays, on other days between the hours of 6:00 p.m. and 7:00 a.m., and during such other times as Landlord deems advisable for the adequate security of the Building; provided that Landlord shall not unreasonably block access. Internal access in and use of the Building and the Demised Premises at such times shall be subject to such rules and regulations for use of cardkeys issued to Tenant. Tenant and its agents and employees, and any other persons entering or leaving the Building at such times may be required to sign the Building register, and the security officer of agent of Landlord in charge shall have the right to refuse admittance to any person not possessing satisfactory identification and authorization. Landlord assumes no responsibility with respect to and shall not be liable for any damages resulting from any security measures, cardkey use or the admission or non-admission of any person, authorized or unauthorized, into the Building.

3. Tenant and its agents and employees shall not make, or permit to be made, any noise that is annoying, unpleasant or distasteful, whether by the use of any musical instrument, radio, television set, other audio device or otherwise, or cause or permit any unusual or objectionable odors to be product upon or emanate form the Demised Premises, or in any other way disturb or interfere with other Tenants or their agents, employees or invitees.



                                    Exhibit C
                         Building Rules and Regulations
                                     Page 1

4. No animals, birds, bicycles or other vehicles shall be brought into or kept within the Demised Premises or any other part of the Building.


                                    Exhibit C
                         Building Rules and Regulations

5. No flammable, combustible, weapons, or explosive fluid chemical or substance shall be brought into or kept within the Demised Premises or any other part of the Building, and Tenant and its agents and employees shall obey and comply with all fire regulations and procedures applicable to the Demised Premises and the Building.

6. Without prior written consent of the Landlord, Tenant and its agents and employees shall not permit to be done any cooking upon the Demised Premises, or any other part of the Building, other than microwave cooking in the galley space of the Demised Premises.

7. Tenant and its agents and employees shall not throw cigar or cigarette butts or other substances or litter of any kind in or about the Building except in receptacles placed in it for that purpose.

8. Tenant shall not use the Demised Premises for manufacturing or storing goods, wares or merchandise within the Demised Premises, or permit any auction to be conducted within or upon the Demised Premises or the Project (consisting of the Building and all Real Property and Common Areas adjacent to the Building).

9. Furniture, equipment, safes, freight and bulky items shall be moved into and out of the Building only with prior coordination with the Landlord.

10. Tenants, their agents, employees and invitees shall abide by all of the vehicle registration and parking regulations described herein. Landlord may exercise its right to have vehicles towed at the owner's or operator's expense for violations of this regulation.

                  Vehicle owners or users shall register any vehicle parked in the Building parking areas. Information provided must be updated in the event of any change. Unregistered vehicles are subject to being towed. Daily parking permits are available for temporary use vehicles.

                  All parking in the north (front) lot is reserved for either visitors or designated employees. All other Tenant employees, agents and invitees are prohibited form parking in this lot, even for a short period of time.

                  The majority of spaces in the north (front) lot closest to the Building are reserved for either designated employees or handicapped persons. Reserved spaces are marked and restrictions apply 24 hours a day, 7 days per week.

                                    Exhibit C
                         Building Rules and Regulations
                                     Page 3

                  Standing, stopping or parking is prohibited at the south
                  (rear) entrance to the Building. This area is designated as a fire lane, handicapped entrance and pedestrian crosswalk; this entrance also provides the only access to the basement parking.

                  Loading and unloading shall be done in the designated areas along the metal fence.

                  Parking in the roadway or outside of marked lanes is prohibited.

                  Except in the case of a safety hazard, violations of these regulations will result in a violation notice being affixed to the windshield and the incident will be recorded. A second violation will result in the vehicle being towed at the owner's or operator's expense.
                  Vehicles creating a safety hazard will be towed immediately.

11. Tenants, their agents, employees, and invitees shall not smoke in the common hallways, elevators, elevator lobbies, main lobby, and dining room. Smoking in Tenant spaces is at the discretion of the tenants, subject to applicable law.



                                    Exhibit C
                         Building Rules and Regulations
                                     Page 4